                                                                   Exhibit 10.50


                                 AMENDMENT NO. 1

                                       to

                            ASSET PURCHASE AGREEMENT

                                   DATED AS OF

                                  JUNE 18, 2001

                                 BY AND BETWEEN

                        IMPRES TECHNOLOGY SOLUTIONS, INC.

                                       AND

                             WAREFORCE INCORPORATED

Effective as of June 19, 2001, the Asset Purchase Agreement dated as of June 18, 2001 by and between IMPRES Technology Solutions, Inc. and Wareforce Incorporated is hereby amended as follows:

Strike Section (1)(g)(ii) which reads as follows:

"Seller has several service contracts commonly known as DPSS, DCFS and CATS, which are paid monthly. Seller will continue these contracts through June 30, 2001 and assign these contracts to Buyer as of July 1, 2001, and"

and replace it with: "Seller has several service contracts commonly known as DPSS, DCFS and CATS, which are paid monthly. Seller will continue these contracts through June 30, 2001 and assign these contracts to Buyer or Buyer's designee(s) as of July 1, 2001; specifically Seller and Buyer both agree that the DCFS / CATS contract shall be directly assigned by Seller to Richard Fu, an individual, upon the approval of Los Angeles County, and".

Agreed and accepted this 19th day of June, 2001.

WAREFORCE INCORPORATED                  IMPRES TECHNOLOGY SOLUTIONS, INC.



/s/ Dan Ricketts                        /s/ Richard Fu
----------------------------            --------------------------------
Dan Ricketts                            Richard Fu
General Counsel                         President